SCHEDULE 14A INFORMATION
             PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                               EXCHANGE ACT OF 1934
                                 (AMENDMENT NO. 1)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[  ]  Preliminary Proxy Statement
[  ]  Confidential, for use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[x ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to   240.14a-11(c) or   240.14a-12

                            COMMUNITY BANCSHARES, INC.
       -------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)

                                  Not Applicable
       -------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[x ]  No fee required.
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

[  ]  Fee paid previously with preliminary materials.
[  ]  Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid: __________________________________________

      (2) Form, Schedule or Registration Statement No.: ____________________

      (3) Filing Party: ____________________________________________________

      (4) Date Filed: ______________________________________________________



                              [COMMUNITY LETTERHEAD]



                                                         April 23, 2001


To Our Shareholders:

	You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Community Bancshares, Inc. (the "Company"), the holding company for Wilkes National Bank (the "Bank"), which will be held on Friday, May 25, 2001 at 11:00 a.m., at the Holiday Inn Express, 1700 Winkler Street, Wilkesboro, North Carolina 28697.

	The Notice of Annual Meeting and a Proxy Statement, which describe the formal business to be conducted at the Annual Meeting, follow this letter.

	After reading the Proxy Statement, please promptly mark, sign and return the enclosed proxy in the prepaid envelope to assure that your shares will be represented. Your shares cannot be voted unless you date, sign and return the enclosed proxy or attend the Annual Meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our shareholders is important.

	A copy of the Company's 2000 Annual Report is also enclosed for your information.

	We look forward to seeing you at the Annual Meeting.

                                    Sincerely,

                                    /s/ Robert F. Ricketts

                                    Robert F. Ricketts
                                    Chairman of the Board



                          COMMUNITY BANCSHARES, INC.
                     1301 WESTWOOD LANE - WESTFIELD VILLAGE
                       WILKESBORO, NORTH CAROLINA  28697

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 25, 2001


	The Annual Meeting of Shareholders of Community Bancshares, Inc. (the "Company") will be held on Friday, May 25, 2001 at 11:00 a.m., at the Holiday Inn Express, 1700 Winkler Street, Wilkesboro, North Carolina 28697, for the following purposes:

	(1) To elect four (4) directors to serve for the respective terms set forth in the accompanying Proxy Statement and until their successors are elected and qualified; and

	(2) To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

	Only shareholders of record at the close of business on April 16, 2001 will be entitled to notice of, and to vote at, the meeting or any adjournments or postponements thereof.

	A Proxy Statement and a proxy solicited by the Board of Directors are enclosed herewith. Please sign, date and return the proxy promptly. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                                     By Order of the Board of Directors,

                                     /s/ Ronald S. Shoemaker

                                     Ronald S. Shoemaker
                                     President and Chief Executive Officer

Wilkesboro, North Carolina
April 23, 2001

	PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALL



                            COMMUNITY BANCSHARES, INC.
                        1301 WESTWOOD LANE - WESTFIELD VILLAGE
                          WILKESBORO, NORTH CAROLINA  28697


                           ANNUAL MEETING OF SHAREHOLDERS
                                    MAY 25, 2001
                             __________________________

                                   PROXY STATEMENT
                             __________________________


                                 GENERAL INFORMATION

	This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Community Bancshares, Inc. (the
"Company") for the Annual Meeting of Shareholders to be held on Friday, May
25, 2001, and any adjournments and postponements thereof (the "Annual
Meeting"), at the time and place and for the purposes set forth in the accompanying notice of the meeting. The expense of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company. In addition to solicitations by mail, officers and regular employees of the Company, at no additional compensation, may assist in soliciting proxies by telephone. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about April 23, 2001. The address of the principal executive offices of the Company is 1301 Westwood Lane - Westfield Village, Wilkesboro, North Carolina 28697.

	Any proxy given pursuant to this solicitation may be revoked by any shareholder who attends the Annual Meeting and gives oral notice of his election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the Annual Meeting by delivering to the Secretary of the Company an instrument revoking it or a duly executed proxy for the same shares bearing a later date. Proxies which are returned properly executed and not revoked will be voted in accordance with the shareholder's directions specified thereon. Where no direction is specified, proxies will be voted for the election of the nominees named herein.

	The Board of Directors has fixed the close of business on April 16, 2001 as the record date (the "Record Date") for the determination of the holders of the Company's common stock entitled to receive notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Only holders of record of Common Stock at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 1,463,934 shares of common stock issued and outstanding.

	The holders of shares of common stock outstanding on the Record Date will be entitled to one vote for each share held of record upon each matter properly submitted at the Annual Meeting. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Shares which are present in person or by proxy but abstain from voting with respect to one or more proposals voted upon at the Annual Meeting will be included for purposes of determining a quorum at the Annual Meeting.


                                AGENDA ITEM ONE
                             ELECTION OF DIRECTORS

	The Board of Directors of the Company consists of nine directors. The Company's Articles of Incorporation provide for a classified board of directors, whereby approximately one-third of the members of the Company's Board of Directors are elected each year at the Company's Annual Meeting of Shareholders. At each Annual Meeting of Shareholders, successors to the class of directors whose term expires at the Annual Meeting of Shareholders will be elected for a three-year term.

	On January 18, 2001, Brent F. Eller resigned from the Board of Directors. Pursuant to the Company's Bylaws, the Board of Directors elected Larry Farthing to serve as a director in Class II, to fill the vacancy created by Mr. Eller's resignation and to serve until the 2001 Annual Meeting of Shareholders.

	Three Class I directors and one Class II director are presently standing for election to the Board. The Class I directors will serve for a term of three years and until their successors are elected and qualified and the Class II director will serve for a term of one year and until his successor is elected and qualified.

	The Board of Directors recommends the election of the four nominees listed below. In the event that any nominee withdraws or for any reason is not able to serve as a director, the proxy will be voted for such other person as may be designated by the Board of Directors, but in no event will the proxy be voted for more than four nominees. The affirmative vote of a plurality of all votes cast at the Annual Meeting by the holders of the Common Stock is required for the election of the four nominees standing for election. Management of the Company has no reason to believe that any nominee will not serve if elected.

	The following persons have been nominated by management for election to the Board of Directors as Class I directors, to succeed themselves for a term of three years and until their successors are elected and qualified or until their earlier resignation, removal from office or death:

	GILBERT R. MILLER, age 71, is presently retired. From 1947 to 1986, Mr. Miller served as President and Chief Executive Officer of Miller Brothers
Lumber Company.

	RANDY D. MILLER, age 45, has served as President of Randy Miller Lumber Company since 1983. Mr. Miller has also served as President of Randy Miller Trucking Company since 1983, and as President of Pine Log Company since 1995.

	REBECCA ANN SEBASTIAN, age 65, is presently retired. Ms. Sebastian served as Media Coordinator at the North Wilkesboro Elementary School from 1972 until her retirement in 1994.

	The following person has been nominated by management for election to the Board of Directors as a Class II director, to succeed himself for a term of one year and until his successor is elected and qualified or until his earlier resignation, removal from office or death:

	LARRY FARTHING, age 54, is an Executive Vice President of the Bank and has served as an Investment Officer of the Bank since April 1992. Prior to 1992, Mr. Farthing served as an Investment Officer at 1st American National Bank and Northwestern Bank.

	The following persons are members of the Board of Directors who are not standing for election to the Board this year and whose term will continue after the Annual Meeting.

	CLASS II DIRECTORS, SERVING FOR A TERM EXPIRING AT THE 2002 ANNUAL MEETING OF SHAREHOLDERS:

	JACK RAY FERGUSON, age 74, is presently retired. From 1954 to 1985, he served in various capacities with Lowe's Companies, Inc., including most recently as manager of the Hendersonville, North Carolina store. Mr. Ferguson served as Chairman of the Board of Directors of the Company from May 1999 to May 2000.

	RONALD S. SHOEMAKER, age 60, has served as President of the Company and the Bank since June 1990, and has been engaged in the organization of the Company and the Bank since February 1990. Mr. Shoemaker served as Senior Vice President and City Executive for Southern National Bank of North Carolina from 1985 to 1988.

	CLASS III DIRECTORS, SERVING FOR A TERM EXPIRING AT THE 2003 ANNUAL MEETING OF SHAREHOLDERS:

	ROBERT F. RICKETTS, DDS, age 51, is a dentist who has been engaged in private practice in North Wilkesboro since 1976. Mr. Ricketts has served as Chairman of the Board of Directors of the Company since May of 2000.

	DWIGHT E. PARDUE, age 72, is presently retired. Mr. Pardue served as Chairman of the Board of Directors of the Company from 1992 until May 1999. From 1956 to January 1990, Mr. Pardue served in various capacities with Lowe's Companies, Inc., including most recently Senior Executive Vice President.

	R. COLIN SHOEMAKER, age 57, has served as Controller and Officer Manager of Key City Furniture Company, Inc. since 1985.

	Each of the above persons (with the exception of Jack Ray Ferguson, Randy D. Miller and Larry Farthing) has been a director of the Company since 1990. Mr. Ferguson has been a director of the Company since 1991, Randy D. Miller has been a director of the Company since 1998 and Larry Farthing has been a director of the Company since January 18, 2001.

	Ronald S. Shoemaker, President, Chief Executive Officer and a director of the Company and the Bank, is the brother of R. Colin Shoemaker, a director
of the Company and the Bank.   Randy D. Miller, a director of the Company and
the Bank, is the son of Gilbert R. Miller, a director of the Company and the Bank.


EXECUTIVE OFFICERS

	Ronald S. Shoemaker, the President and Chief Executive Officer of the Company, is the sole executive officer of the Company.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1994

	Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons who own more than 10% of the outstanding common stock of the Company, to file with the Securities and Exchange Commission reports of changes in ownership of the common stock of the Company held by such persons. Officers, directors and greater than 10% shareholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during fiscal 2000, the Company has complied with all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% shareholders.


                        MEETINGS OF THE BOARD OF DIRECTORS
                           AND COMMITTEES OF THE BOARD

	The Board of Directors of the Company held five meetings during the year ended December 31, 2000. Each director attended at least 75% or more of the aggregate number of meetings held by the Board of Directors and the committees on which he or she served. The Company's Board of Directors has four standing committees -- the Executive Committee, the Finance Committee, the Personnel and Compensation Committee and the Audit Committee.

	EXECUTIVE COMMITTEE. The Executive Committee presently consists of Ronald S. Shoemaker, Robert F. Ricketts, Gilbert R. Miller and Dwight E. Pardue. The Executive Committee exercises all of the authority of the Board of Directors and the management of the Company during the period of time between meetings of the Board of Directors. The Executive Committee held four meetings during 2000.

	FINANCE COMMITTEE. The Finance Committee presently consists of R. Colin Shoemaker, Larry Farthing, Jack Ray Ferguson and Ronald S. Shoemaker. The Finance Committee has been assigned the function of making recommendations to the full Board regarding real estate requirements, finances and expenses, and opportunities for the Company. The Finance Committee held one meeting during 2000.

	PERSONNEL AND COMPENSATION COMMITTEE. The Personnel and Compensation Committee presently consists of Robert F. Ricketts, Jack Ray Ferguson, Randy
D. Miller, Rebecca Ann Sebastian and Ronald S. Shoemaker. The Personnel and Compensation Committee has been assigned the functions of reviewing and administering the Company's salaries and bonuses and granting options pursuant to the Company's stock option plan, recommends incentives for hiring qualified personnel and reviewing executive compensation. The Personnel and Compensation Committee held two meetings during 2000.

	AUDIT COMMITTEE. The Audit Committee presently consists of Larry Farthing, Rebecca Ann Sebastian, R. Colin Shoemaker and Randy D. Miller. The Audit Committee has been assigned the principal functions of (i) recommending the independent auditors, (ii) reviewing and approving the annual report of the independent auditors, (iii) approving the annual financial statements and
(iv) reviewing and approving summary reports to the auditors' findings and recommendations. All members of the Audit Committee, with the exception of Larry Farthing, are "independent" as such term is defined in the New York Stock Exchange and Nasdaq listing standards. As an employee of the Bank, Mr. Farthing is not "independent" under the definition provided by these organizations. The Board of Directors has not adopted an Audit Committee Charter. The Audit Committee held six meetings during 2000.

	The Board of Directors does not have a standing nominating committee, such function being reserved to the full Board of Directors. Any shareholder entitled to vote for the election of directors may nominate a person or persons for election as a director only if written notice of such shareholder's intention to make any such nomination is given to the Company not less than 90 days nor more than 120 days prior to the annual meeting; provided, however, that if less than 100 days' notice or prior public disclosure of the date of the annual meeting is given or made to shareholders, notice by the shareholder will be timely if received not later than the close of business on the seventh day following the day on which such notice of the date of the annual meeting or such public disclosure was given or made.
Notice of the date of the annual meeting shall be deemed to have been given by the Company more than 100 days in advance of the annual meeting if the annual meeting is called on the last Friday in May, without regard to when notice or
public disclosure thereof is made.   Each such notice shall set forth: (a) the
name and address of the shareholder who intends to make the nomination; (b) a representation that such shareholder is a holder of record of shares of the Company entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified in the notice; (c) as to each person to be nominated (i) such person's name and address, employment history for the past five years, affiliations, if any, with the Company and other corporations, the class and number of shares of the corporation that are owned of record or beneficially by such person and information concerning any transactions in such shares within the prior 60 days, whether such person has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) within the past five years and the details thereof, whether such person has been a party to any proceeding or subject to any judgment, decree or final order with respect to violations of federal or state securities laws within the past five years and the details thereof, and the details of any contract, arrangement, understanding or relationships with any person with respect to any securities of the Company, (ii) such person's written consent to being named as a nominee and to serving as a director if elected, and (iii) a description of all arrangements and understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder.


                              AUDIT COMMITTEE REPORT

	The Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements of Community Bancshares, Inc. for the year ended December 31, 2000. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the independent auditors their independence from Community Bancshares, Inc. and its management. The Audit Committee has also considered whether the independent auditors' provision of non-audit services to Community Bancshares is compatible with the auditors' independence.

	In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for fiscal 2000 be included in Community Bancshares' Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission.

                                       Respectfully submitted,

                                       The Audit Committee

                                       Larry Farthing
                                       Randy D. Miller
                                       Rebecca Ann Sebastian
                                       R. Colin Shoemaker


                        SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

	The following table sets forth certain information as of April 16, 2001 with respect to ownership of the outstanding Common Stock of the Company by
(i) all persons known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock of the Company, (ii) each director and director nominee of the Company, and (iii) all executive officers and directors of the Company as a group.

                                            Amount and
                                             Nature of         Percent of
                                             Beneficial        Outstanding
Beneficial Owner                            Ownership(1)        Shares
________________                           -------------      -----------
Larry Farthing (2)                            13,350               *
Jack Ray Ferguson (3)                        229,289              15.3%
Gilbert R. Miller (4)                         76,994               5.4%
Randy D. Miller (5)                           70,083               4.8%
Dwight E. Pardue (6)                         238,647              16.0%
Robert F. Ricketts, DDS (7)                   62,897               4.3%
Rebecca Ann Sebastian (8)                     70,310               4.8%
R. Colin Shoemaker (9)                        30,201               2.0%
Ronald S. Shoemaker (10)                      81,878               5.4%
Thomas and Mary Severt (11)                  141,188               9.4%
Norma Gail Yearick (12)                       89,906               6.1%
All executive officers and
 directors as a group (9 persons)            873,649              53.0%

*  Less than 1% of outstanding shares
_______________

(1) Except as otherwise indicated, each person named in this table possesses sole voting and investment power with respect to the shares beneficially owned by such person. "Beneficial Ownership" includes shares for which an individual, directly or indirectly, has or shares voting or invest-ment power or both and also includes warrants and options which are exercisable within sixty days of the date hereof. Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. The percentages are based upon 1,463,394 shares outstanding, except for certain parties who hold presently exercisable warrants or options to purchase shares. The percentages for those parties who hold presently exercisable warrants or options are based upon the sum of 1,463,394 shares plus the number of shares subject to presently exercisable warrants or options held by them, as indicated in the following notes.

(2)   Includes 10,000 shares subject to presently exercisable stock options.

(3) Includes 20,742 shares subject to presently exercisable stock purchase warrants and 10,000 shares subject to presently exercisable stock options. Also includes 2000 shares held by the Ferguson Educational Trust.

(4)   Includes 10,000 shares subject to presently exercisable stock options.

(5) Includes 400 shares subject to presently exercisable stock purchase warrants and 6,000 shares subject to presently exercisable stock options.

(6) Includes 20,742 shares subject to presently exercisable stock purchase warrants and 10,000 shares subject to presently exercisable stock options. Also includes 1,500 shares owned by Mr. Pardue's spouse and 500 shares held by Mr. Pardue as custodian for his grandchild.

(7) Includes 4,262 shares subject to presently exercisable stock purchase warrants and 10,000 shares subject to presently exercisable stock options.

(8) Includes 5,000 shares owned jointly by Ms. Sebastian with a relative and 10,000 shares subject to presently exercisable stock options.

(9) Includes 2,060 shares subject to presently exercisable stock purchase warrants and 10,000 shares subject to presently exercisable stock options. Also includes 1,210 shares owned by Mr. Shoemaker's wife's IRA.

(10)  Includes 60,000 shares subject to presently exercisable stock options.

(11) Includes 31,113 shares subject to presently exercisable stock purchase warrants, and 2,000 shares subject to presently exercisable options. The Severts' address is P.O. Box 222, Jefferson, North Carolina 28640.

(12) Includes 1,850 owned jointly with her spouse. Mrs. Yearick's address is 17864 Cherryfield Drive, Drayden, Maryland 20630.


                             EXECUTIVE COMPENSATION

	The following table provides certain summary information for the fiscal years ended December 31, 2000, 1999 and 1998 concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer. None of the other executive officers of the Company had a total annual salary and bonus which exceeded $100,000 during the last fiscal year.

                           SUMMARY COMPENSATION TABLE
                                                             Long-
                                                             Term
                                                            Compen-
                             Annual Compensation            sation
                       -----------------------------------  -------
                                                                       All
                                                  Other     No. of    Other
                                                  Annual    Options   Compen-
Name and Principal                                Compen-  Available  sation
    Position           Year  Salary($) Bonus($)   sation      (#)       ($)
--------------------   ----  --------- --------  --------- ---------  -------
Ronals S. Shoemaker,   2000   111,665   20,000    16,431          0    5,104
 President and Chief   1999   101,674   25,000    15,270     10,000    4,267
 Executive Officer     1998    99,937   18,000    15,113     10,000    4,553


COMPENSATION OF DIRECTORS

	On May 28, 1999, the Board of Directors adopted the following compensation schedule for members of the Board of Directors: (i) each outside director receives $2000 as annual compensation; (ii) each director receives $100 for each board meeting attended; and (iii) each director receives $50 for each committee meeting attended, but only when the committee meeting is held at a different time than a regular board meeting. Further, each of the Company's outside directors receives an automatic annual grant of options to purchase 2,000 shares of Common Stock of the Company, at the then current fair market value, as determined by the Company's Board of Directors, on each July 1, provided that such director has served on the Board of Directors of the Company during the twelve month period immediately preceding the option grant. All new directors will also receive an option to purchase 2,000 shares of Common Stock upon their election to the Board of Directors of the Company.


EMPLOYMENT AGREEMENT

	In February 1995, the Company entered into an Employment Agreement with Ronald S. Shoemaker, pursuant to which Mr. Shoemaker serves as President and Chief Executive Officer of the Company. The Employment Agreement is for a term of five years, provided, however, that during each of the first five years, an additional year will be added to the term of the agreement, so that the Employment Agreement is presently scheduled to expire on February 1, 2005. The Employment Agreement provides for an annual base salary of $84,000 to be increased at the discretion of the Board of Directors and bonuses to be determined in the discretion of the Board of Directors. Mr. Shoemaker has also been granted an option to purchase 40,000 shares of Common Stock of the Company, exercisable over a term of ten years at an exercise price of $10.00 per share. The Employment Agreement requires the Bank to maintain a key man life insurance policy on Mr. Shoemaker in the amount of $500,000. The Employment Agreement provides for certain severance payments to be paid to Mr. Shoemaker in the event of a change of control of the Company. In the event of a change in control, if Mr. Shoemaker cannot reach agreement with respect to his employment arrangements following such change in control, Mr. Shoemaker will be entitled to receive a lump sum cash payment equal to $300,000. In addition, in the event Mr. Shoemaker is terminated by the Company without cause, he will receive during the balance of his term of employment the annual base salary which would otherwise be payable to Mr. Shoemaker had he remained in the employ of the Company.

	The Employment Agreement contains noncompete provisions, effective through the actual date of termination of the Employment Agreement and for a period of one year thereafter in the event Mr. Shoemaker terminates his employment with the Company.


STOCK OPTION PLAN

	On May 28, 1993, the Company's shareholders approved the 1993 Incentive Stock Option Plan (the "Plan") for employees who are contributing significantly to the management or operation of the business of the Company or its subsidiaries as determined by the committee administering the Plan. The Plan provides for the grant of up to 400,000 options at the discretion of the Board of Directors or a committee designated by the Board of Directors to administer the Plan. The option exercise must be at least 100% (110% in the case of a holder of 10% or more of the Common Stock) of the fair market value of the stock on the date the option is granted and the options are exercisable by the holder thereof in full at any time prior to their expiration in accordance with the terms of the Plan. Stock options granted pursuant to the Plan will expire on or before (1) the date which is the tenth anniversary of the date the option is granted, or (2) the date which is the fifth anniversary of the date the option is granted in the event that the option is granted to a key employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company.

	In May 1994, the Plan was amended to, among other things, provide for the automatic annual grant of nonqualified options to purchase 2,000 shares of Common Stock to each of the Company's outside directors at a price equal to the then-current fair market value of the Common Stock, as determined by the Company's Board of Directors.


STOCK OPTIONS

	No options were granted to or exercised by Ronald S. Shoemaker during 2000. The following table presents information regarding the value of unexercised options held at December 31, 2000 by Ronald S. Shoemaker.

                                 Number of           Value of Unexercised
                            Unexercised Options      In-the-Money Options
                            at Fiscal Year End       at Fiscal Year End (1)
Name                      Exercisable/Unexercised   Exercisable/Unexercised
----                      -----------------------   -----------------------
Ronald S. Shoemaker             60,000/0                  $510,000/$0

__________________

(1) Dollar values calculated by determining the difference between the estimated fair market value of the Company's Common Stock at December 31, 2000 ($14.43) and the exercise price of such options.


                             CERTAIN TRANSACTIONS

	The Company's subsidiary, Wilkes National Bank, has outstanding loans to certain of the Company's directors, executive officers, their associates and members of the immediate families of such directors and executive officers. These loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not affiliated with the Company or the Bank and do not involve more than the normal risk of collectibility or present other unfavorable features.


                         INDEPENDENT PUBLIC ACCOUNTANTS

	Francis & Company has served as independent auditors of the Company for the fiscal year ended December 31, 2000 and have been selected by the Board of Directors to serve as independent auditors of the Company for the fiscal year ending December 31, 2001. Representatives of Francis & Company are expected to be present at the shareholders' meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

	AUDIT FEES. The aggregate fees billed by Francis & Co. for professional services rendered for the audit of the Company's annual financial statements for the year ending December 31, 2000 and the review of the financial statements included in the Company's Forms 10-QSB for that year were $77,303.

	FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. During 2000, Francis & Co. did not perform any services with regard to financial information systems design and implementation.

	ALL OTHER FEES. During 2000, Francis & Co. did not perform any non-audit services for the Company.


                          ANNUAL REPORT ON FORM 10-KSB

	The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission, is available to shareholders who make written request therefor to the Company at 1301 Westwood Lane - Westfield Village, Wilkesboro, North Carolina 28697. Copies of exhibits and basic documents filed with that report or referenced therein will be furnished to shareholders of record upon request.


                             SHAREHOLDER PROPOSALS

	Any proposal of stockholders to be presented at next year's Annual Meeting must be received at the principal executive offices of the Company not later than December 24, 2001 directed to the attention of the Corporate Secretary, in order to be eligible for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Proxies solicited by the Company for the 2002 Annual Meeting may confer discretionary authority to vote on any proposals received after March 10, 2002 without a description of them in the proxy materials for that meeting. Any stockholder proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission and the Company's bylaws. A copy of the Company's bylaws may be obtained by writing to the Corporate Secretary.


                               OTHER MATTERS

	The Board of Directors knows of no other matters to be brought before the annual meeting. However, if other matter should come before the annual meeting it is the intention of the persons named in the enclosed form of Proxy to vote the Proxy in accordance with their judgment of what is in the best interest of the Company.


                                    By Order of the Board of Directors,

                                    /s/ Ronald S. Shoemaker

                                    Ronald S. Shoemaker
                                    President and Chief Executive Officer


Wilkesboro, North Carolina
April 23, 2001



                            COMMUNITY BANCSHARES, INC.
                     1301 WESTWOOD LANE - WESTFIELD VILLAGE
                         WILKESBORO, NORTH CAROLINA  28697

	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2001 ANNUAL MEETING OF SHAREHOLDERS.

	The undersigned hereby appoints Ronald S. Shoemaker and Rebecca Ann Sebastian, or either of them, with power of substitution to each, the proxies of the undersigned to vote the Common Stock of the undersigned at the Annual Meeting of Shareholders of COMMUNITY BANCSHARES, INC. to be held on Friday, May 25, 2001, at 11:00 a.m. at the Holiday Inn Express, 1700 Winkler Street, Wilkesboro, North Carolina, and any adjournments or postponements thereof:

       1. To elect four (4) directors for a terms set forth below and until their successors are elected and have qualified.

       ___  FOR all nominees listed below     ___  WITHHOLD AUTHORITY to
            (except as marked to the               vote for all nominees
             contrary below)                       listed below


CLASS I DIRECTORS (TO SERVE FOR A TERM EXPIRING AT THE 2004 ANNUAL MEETING OF SHAREHOLDERS):

	Gilbert R. Miller, Randy D. Miller and Rebecca Ann Sebastian

CLASS II DIRECTOR (TO SERVE FOR A TERM EXPIRING AT THE 2002 ANNUAL MEETING OF SHAREHOLDERS):

	Larry Farthing

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

_____________________________________________________________________________


       2. To vote in accordance with their best judgment with respect to any other matters that may properly come before the meeting and any adjournments or postponements thereof.

THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE ABOVE PROPOSALS AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.


	Please date and sign this Proxy exactly as name(s) appears on the mailing label.


      ______________________________________

      ______________________________________

      Print Name(s):________________________

      NOTE: When signing as an attorney, trustee, executor, administrator or guardian, please give your title as such. If a corporation or partnership, give full name by authorized officer. In the case of joint tenants, each joint owner must sign.

      Dated: ___________________________